Exhibit 10.4

FIRST AMENDMENT dated as of October 16, 2014  (this “Amendment”) to the 5-Year Credit Agreement dated as of November 10, 2011 (the “Credit Agreement”), among INTERNATIONAL BUSINESS MACHINES CORPORATION (“IBM”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, the Subsidiary Borrowers parties thereto (the “Subsidiary Borrowers”) , the Lenders parties thereto, and the Syndication Agents and Documentation Agents named therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, IBM has requested that the Credit Agreement be amended as set forth herein.

WHEREAS, pursuant to, and in compliance with the requirements of, Section 11.1 of the Credit Agreement, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement.  As of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)  By adding the following defined terms to Section 1.1 thereof in the appropriate alphabetical order:

“Anti-Corruption Laws”: all laws, rules and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Sanctioned Country”: at any time, a country or territory that is itself the subject or target of any Sanctions (as of October 16, 2014, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person, organized or resident in a Sanctioned Country, or (c) any Person controlled (to the knowledge of the Borrower) by any such Person.

“Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

(b)  By adding the following as Section 4.14, under the heading “Anti-Corruption Laws”:

The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, and the Borrower and its Subsidiaries, and to the knowledge of the Borrower, their directors, officers and employees, are in

[Signature Page to First Amendment]

compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or receive or direct the application of proceeds from the credit facility established hereby, is a Sanctioned Person.  No Loan or use of proceeds thereof will violate Anti-Corruption Laws or applicable Sanctions.

(c)  By adding the following as Section 6.4, under the heading “Anti-Corruption Laws”:

Maintain in effect and enforce policies and procedures designed to ensure compliance by it, its Subsidiaries and their respective directors, officers and employees, whether acting directly or through agents, with Anti-Corruption Laws and applicable Sanctions.

(d)  By adding the following as Section 7.5, under the heading “Anti-Corruption Laws”:

The Borrower and its Subsidiaries shall not use, and shall procure that the respective directors, officers and employees of the Borrower and its Subsidiaries shall not use, the proceeds of any Loan (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of  any Sanctions applicable to any party hereto.

SECTION 2.  Conditions to Effectiveness of First Amendment.  This Amendment shall become effective on the first date (the “First Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of IBM, the Subsidiary Borrowers and Lenders representing the Required Lenders.

SECTION 3.  Effects on Credit Agreement.  Except as specifically amended herein, all provisions of the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of or consent to any provision of the Credit Agreement or to any further or future action on the part of IBM or the Subsidiary Borrowers that would require a waiver or consent of the Required Lenders or the Administrative Agent.

SECTION 4.  Expenses.  IBM shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses, including, reasonable and documented attorneys’ fees, in connection with or relating to this Amendment.

SECTION 5.  Integration.  This Amendment represents the agreement of IBM, the Subsidiary Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein.

SECTION 6.  GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES

TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 7.  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with IBM and the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:	/s/ Raeleen Medrano
Assistant Treasurer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent,

By:	/s/ Goh Siew Tan
Executive Director

Name of Institution: JPMORGAN CHASE BANK, N.A.

By:	/s/ Goh Siew Tan
Executive Director

Name of Institution: Bank of America, N.A.

By:	/s/ Mukesh Singh
Vice President

Name of Institution: Barclays Bank PLC

By:	/s/ Luke Syme
Assistant Vice President

Name of Institution: Banco Bilbao Vizcaya Argentaria,
S.A. New York Branch

By:	/s/ Veronica Incera
Managing Director

By:	/s/ Mauricio Benitez
Vice President

Name of Institution: BNP Paribas

By:	/s/ Gregory Paul
Managing Director

By:	/s/ Todd Rodgers
Director

Name of Institution: THE BANK OF NEW YORK MELLON

By:	/s/ Thomas J. Tarasovich, Jr.
Vice President

Name of Institution: Mitsubishi UFJ Trust and Banking Corporation,
New York Branch

By:	/s/ Makoto Takeda
Senior Vice President

Name of Institution: Canadian Imperial Bank of Commerce, New York Branch

By:	/s/ Robert Robin
Authorized Signatory

By:	/s/ Andrew Campbell
Authorized Signatory

Name of Institution: CITIBANK, N.A., as Syndication Agent

By:	/s/ Susan Olsen
Vice President

Name of Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
Authorized Signatory

/s/ Remy Riester
Authorized Signatory

Name of Institution: Deutsche Bank AG New York Branch

By:	/s/ Virginia Cosenza
Vice President

/s/ Ming K. Chu
Vice President

Name of Institution: GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
Authorized Signatory

Name of Institution: HSBC Bank USA, N.A.

By:	/s/ Paul Hatton
Managing Director

Name of Institution: Industrial and Commercial Bank of China Limited,
New York Branch

By:	/s/ Mr. Yuqiang Xiao
General Manager

Name of Institution: ING Bank NV, Dublin Branch

By:	/s/ Barry Fehily
Country Manager

/s/ Aidan Neill
Director

Name of Institution: Intesa Sanpaolo S.p.A.

By:	/s/ John J. Michalisin
First Vice President

/s/ Manuela Insana
Vice President

Name of Institution: LLOYDS BANK PLC

By:	/s/ Stephen Giacolone
Assistant Vice President – G011

/s/ Joel Slomko
Assistant Vice President – S088

Name of Institution: Mizuho Bank, Ltd.

By:	/s/ Bertram H. Tang
Authorized Signatory

Name of Institution: The Northern Trust Company

By:	/s/ Daniel J. Boote
Senior Vice President

Name of Institution: PNC Bank, National Association

By:	/s/ Michael A. Richards
Senior Vice President

Name of Institution: Royal Bank of Canada

By:	/s/ Mark Gronich
Authorized Signatory

Name of Institution: THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Matthew Pennachio
Director

Name of Institution: Santander Bank, N.A.

By:	/s/ Marcelo Castro
Managing Director

Name of Institution: Standard Chartered Bank

By:	/s/ Steven Aloupis
Managing Director

/s/ Hsing H. Huang
Associate Director

Name of Institution: SOCIETE GENERALE

By:	/s/ Kimberly Metzger
Director

Name of Institution: State Street Bank & Trust Company

By:	/s/ Andrei Bourdine
Vice President

Name of Institution: Sumitomo Mitsui Banking Corporation

By:	/s/ David W. Kee
Managing Director

Name of Institution: TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Marie Fernandes
Authorized Signatory

Name of Institution: UniCredit Bank AG, New York Branch

By:	/s/ Fabio Della Malva
Director

/s/ Jeffrey Ferris
Director

Name of Institution: Wells Fargo Bank, N.A.

By:	/s/ Eric Frandson
Managing Director

Name of Institution: WESTPAC BANKING CORPORATION

By:	/s/ Richard Yarnold
Senior Relationship Manager
Corporate & Institutional Banking